SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 1, 2010
In the section titled Additional Information About The Portfolios the following paragraph is added as the second paragraph in the section:
“From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goals.”
Dated: February 25, 2011